Exhibit 99.1

Subsidiaries of Caesars Entertainment Corporation

Name of Entity	Record Owner	Percent of Equity Securities Held
190 Flamingo, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	Caesars Entertainment Operating Company, Inc.	100.00%
3535 LV Newco LLC	Caesars Growth Quad LLC	100.00%
3535 LV Parent, LLC	3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	100.00%
3708 Las Vegas Boulevard LLC	CGP 3708 Las Vegas Boulevard LLC	50.00%
AC Conference Holdco LLC	Caesars Entertainment Resort Properties LLC	100.00%
AC Conference Newco LLC	AC Conference Holdco LLC	100.00%
AJP Holdings, LLC	AJP Parent, LLC	100.00%
AJP Parent, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Aster Insurance Ltd	Caesars Entertainment Corporation	100.00%
B I Gaming Corporation	Harrah’s International Holding Company, Inc.	100.00%
Bally’s Midwest Casino, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Bally’s Park Place, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Bally’s Las Vegas Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Benco, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Baluma Holdings S.A.	Harrah’s International Holding Company, Inc.	88.54%
	B I Gaming Corporation	11.46%
Baluma Ltda.	Baluma Holdings S.A.	.00022%
Biloxi Hammond, LLC	Grand Casinos of Biloxi, LLC	100.00%
Biloxi Village Walk Development, LLC	Grand Casinos of Biloxi, LLC	100.00%
BL Development Corp.	Grand Casinos, Inc.	100.00%
Boardwalk Regency Corporation	Caesars New Jersey, Inc.	100.00%
BPP Providence Acquisition Company, LLC	Bally’s Park Place, Inc.	100.00%
Brussels Casino SA	London Clubs International Limited	100.00%
Burlington Street Services Limited	London Clubs Management Limited	100.00%
CA Hospitality Holding Company, Ltd.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Air, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Asia Limited	HET International 2 B.V.	100.00%
Caesars Bahamas Investment Corporation	HET International 2 B.V.	100.00%
Caesars Bahamas Management Corporation	HEI Holding Company One, Inc.	50.00%
	Caesars Entertainment Operating Company, Inc.	50.00%
Caesars Baltimore Acquisition Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Baltimore Development Company, LLC	Caesars Baltimore Acquisition Company, LLC	100.00%
Caesars Baltimore Investment Company, LLC	Caesars Growth Partners, LLC	100.00%
Caesars Baltimore Management Company, LLC	Caesars Baltimore Acquisition Company, LLC	100.00%
Caesars Canada Marketing Services Corporation	Caesars Marketing Services Corporation	100.00%
Caesars Casino Castilla La Mancha S.A.	Caesars Spain Holdings Limited	60.00%
Caesars Enterprise Services, LLC	Caesars Entertainment Operating Company, Inc.	69.00%
	Caesars Growth Properties Holdings, LLC	10.80%
	Caesars Entertainment Resort Properties, LLC	20.20%
Caesars Entertainment Canada Holding, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Finance Corp.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Golf, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Operating Company, Inc.	Caesars Entertainment Corporation	89.00%
Caesars Entertainment Resort Properties Finance Inc.	Caesars Entertainment Resort Properties LLC	100.00%
Caesars Entertainment Resort Properties Holdco LLC	Caesars Entertainment Corporation	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Caesars Entertainment Resort Properties LLC	Caesars Entertainment Resort Properties Holdco LLC	100.00%
Caesars Entertainment Retail, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Entertainment Services UK Ltd. (fka Caesars Entertainment (U.K.) Ltd.	Caesars United Kingdom Inc.	100.00%
Caesars Entertainment UK Ltd (fka London Clubs International Limited)	Dagger Holdings Limited	100.00%
Caesars Entertainment Windsor Limited (f/k/a Caesars Entertainment Windsor Holding, Inc.)	Caesars World, LLC	100.00%
Caesars Escrow Corporation (f/k/a Harrah’s Escrow Corporation)	Caesars Operating Escrow LLC	100.00%
Caesars Europe Development LLC	Caesars Entertainment Corporation	100.00%
Caesars Florida Acquisition Company LLC	Caesars Entertainment Resort Properties LLC	100.00%
Caesars Growth Bally’s LV LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth Baltimore Fee, LLC	Caesars Growth Partners, LLC	100.00%
Caesars Growth Bonds, LLC	Caesars Growth Partners, LLC	100.00%
Caesars Growth Cromwell LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth Harrah’s New Orleans, LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth Laundry LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth Partners, LLC[1]	Caesars Acquisition Company	39.05%
	Harrah’s BC Inc.	31.06%
	HIE Holdings Inc.	29.86%
Caesars Growth PH Fee, LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth PH, LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth Properties Finance Inc.	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Growth Properties Holdings, LLC	Caesars Growth Properties Parent, LLC	100.00%
Caesars Growth Properties Parent, LLC	Caesars Growth Partners, LLC	100.00%
Caesars Growth Quad LLC	Caesars Growth Properties Holdings, LLC	100.00%
Caesars Hotel Castilla La Mancha, S.L.	Caesars Casino Castilla La Mancha S.A.	100.00%
Caesars India Sponsor Company, LLC	California Clearing Corporation	100.00%
Caesars Interactive Entertainment, LLC	CIE Growth, LLC	85.33%
Caesars Korea Holding Company LLC	Caesars Entertainment Corporation	100.00%
Caesars Korea Services, LLC	Caesars Korea Holding Company LLC	100.00%
Caesars License Company, LLC (f/k/a Harrah’s License Company, LLC)	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Linq LLC	Octavius/Linq Intermediate Holding LLC	100.00%
Caesars Marketing Services Corporation (f/k/a Harrah’s Marketing Services Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Massachusetts Acquisition Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Massachusetts Development Company, LLC	Caesars Massachusetts Acquisition Company, LLC	100.00%
Caesars Massachusetts Investment Company, LLC	Caesars Massachusetts Acquisition Company, LLC	100.00%
Caesars Massachusetts Management Company, LLC	Caesars Massachusetts Acquisition Company, LLC	100.00%

[1]	Harrah’s BC Inc. holds 59.7% of non-voting units; HIE Holdings Inc. holds 40.3% of the non-voting units of Caesars Growth Partners LLC. Caesars Acquisition Company holds 100% of the voting units of Caesars Growth Partners LLC.

Name of Entity	Record Owner	Percent of Equity Securities Held
Caesars New Jersey, Inc.	Caesars World, LLC	100.00%
Caesars Octavius LLC	Octavius/Linq Intermediate Holding LLC	100.00%
Caesars Ohio Acquisition, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Ohio Investment, LLC	Caesars Ohio Acquisition, LLC	100.00%
Caesars Operating Escrow LLC (f/k/a Harrah’s Operating Escrow LLC)	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars Palace Corporation	Caesars World, LLC	100.00%
Caesars Palace Realty Corporation	Caesars Palace Corporation	100.00%
Caesars Palace Sports Promotions, Inc.	Desert Palace, Inc.	100.00%
Caesars Riverboat Casino, LLC	Roman Holding Corporation of Indiana	82.00%
	Caesars Entertainment Operating Company, Inc.	18.00%
Caesars Spain Holdings Limited	Harrah’s Entertainment Limited	100.00%
Caesars Tournament LLC	Caesars Entertainment Corporation	100.00%
Caesars Trex, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Caesars United Kingdom, Inc.	Caesars World, LLC	100.00%
Caesars World International Corporation PTE, Ltd.	Caesars World Marketing Corporation	100.00%
Caesars World International Far East Limited	Caesars World Marketing Corporation	100.00%
Caesars World Marketing Corporation	Caesars World, LLC	100.00%
Caesars World Merchandising, Inc.	Caesars World, LLC	100.00%
Caesars World, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
California Clearing Corporation	Desert Palace, Inc.	100.00%
Casanova Club Limited	London Clubs Limited	100.00%
Casino Computer Programming, Inc.	Horseshoe Gaming Holding, LLC	100.00%
CBAC Borrower, LLC	CBAC Holding Company, LLC	100.00%
CBAC Holding Company, LLC	CBAC Gaming LLC	100.00%
CBAC Gaming LLC	CR Baltimore Holdings, LLC	69.90%
CCLV Holding LLC	Caesars Growth Partners, LLC	100.00%
CG Services, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
CGP 3708 Las Vegas Boulevard LLC	Caesars Growth Partners, LLC	100.00%
CH Management Company, Ltd.	CA Hospitality Holding Company, Ltd.	100.00%
Chester Downs and Marina LLC	Harrah’s Chester Downs Investment Company, LLC	99.50%
Chester Downs Finance Corp.	Chester Downs and Marina LLC	100.00%
Chester Facility Holding Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Christian County Land Acquisition Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
CIE Growth, LLC	Caesars Growth Partners, LLC	100.00%
CIE RMG UK Ltd	Caesars Interactive Entertainment, LLC	100.00%
Cinderlane Inc.	Caesars Entertainment Corporation	100.00%
Consolidated Supplies, Services and Systems	Caesars Entertainment Operating Company, Inc.	100.00%
Corby Leisure Retail Development Limited	London Clubs Management Limited	100.00%
Corner Investment Company Newco, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Corner Investment Company, LLC	Caesars Growth Cromwell LLC	100.00%
Corner Investment Holdings, LLC	Corner Investment Company, LLC	100.00%
Corner Investment Propco, LL	Corner Investment Holdings, LLC	100.00%
CR Baltimore Holdings, LLC	Caesars Baltimore Investment Company, LLC	58.51%
Creator Capital Limited	Harrah’s Interactive Investment Company	7.50%
	Sky Games International Limited	92.50%
Cromwell Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Culembourg Metropole Casino (Pty) Limited	London Clubs Holdings Limited	100.00%
CZL Development Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
CZL Investment Company LLC	Caesars Entertainment Corporation	100.00%
CZL Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Dagger Holdings Limited	HET International 2 B.V.	100.00%
DCH Exchange, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
DCH Lender, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Des Plaines Development Limited Partnership	Harrah’s Illinois Corporation	80.00%
	Des Plaines Development Corporation	20.00%
Desert Palace, Inc.	Caesars Palace Corporation	100.00%
Double Deuce Studios, LLC	Caesars Interactive Entertainment, LLC	100.00%
Durante Holdings, LLC	AJP Holdings, LLC	100.00%
East Beach Development LLC	Caesars Entertainment Operating Company, Inc.	100.00%
El Palacio Del Cesar en Mexico, S.A. de C.V.	Caesars World Marketing Corporation	100.00%
Emerald Safari Resort (Pty) Limited	LCI (Overseas) Investments Pty Ltd.	70.00%
	Modirapula Leisure (Pty) Ltd.	20.00%
	Marung Investments (Pty) Ltd.	10.00%
Entertainment RMG Canada, Inc.	Caesars Interactive Entertainment, LLC	100%
FHR Corporation	Parball LLC	100.00%
FHR Newco LLC	Caesars Growth Bally’s LV LLC	100.00%
FHR Parent, LLC	FHR Corporation	100.00%
Flamingo CERP Manager LLC	Caesars Entertainment Corporation	100.00%
Flamingo Las Vegas Operating Company LLC	Caesars Entertainment Resort Properties LLC	100.00%
Flamingo-Laughlin Newco LLC	Caesars Growth Bally’s LV LLC	100.00%
Flamingo-Laughlin Parent, LLC	Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	100.00%
Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	Parball LLC	100.00%
GB Investor LLC	Caesars Entertainment Corporation	100.00%
GCA Acquisition Subsidiary, Inc.	Grand Casinos, Inc.	100.00%
GNOC, Corp.	Bally’s Park Place, Inc.	100.00%
Golden Nugget Club Limited	London Clubs Management Limited	100.00%
Grand Casinos of Biloxi, LLC (f/k/a Grand Casinos of Mississippi, Inc. - Biloxi)	Grand Casinos, Inc.	100.00%
Grand Casinos of Mississippi, LLC—Gulfport	Grand Casinos, Inc.	100.00%
Grand Casinos, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Grand Media Buying, Inc.	Grand Casinos, Inc.	100.00%
HAC CERP Manager LLC	Caesars Entertainment Corporation	100.00%
Harrah South Shore Corporation	Harveys Tahoe Management Company, Inc.	100.00%
Harrah’s (Barbados) SRL	HEI Holding C.V.	100.00%
Harrah’s Activity Limited	Harrah’s Entertainment Limited	100.00%
Harrah’s Atlantic City Mezz 1 LLC	Harrah’s Atlantic City Mezz 2 LLC	100.00%
Harrah’s Atlantic City Mezz 2 LLC	Harrah’s Atlantic City Mezz 3 LLC	100.00%
Harrah’s Atlantic City Mezz 3 LLC	Harrah’s Atlantic City Mezz 4 LLC	100.00%
Harrah’s Atlantic City Mezz 4 LLC	Harrah’s Atlantic City Mezz 5 LLC	100.00%
Harrah’s Atlantic City Mezz 5 LLC	Harrah’s Atlantic City Mezz 6 LLC	100.00%
Harrah’s Atlantic City Mezz 6 LLC	Harrah’s Atlantic City Mezz 7 LLC	100.00%
Harrah’s Atlantic City Mezz 7 LLC	Harrah’s Atlantic City Mezz 8 LLC	100.00%
Harrah’s Atlantic City Mezz 8 LLC	Harrah’s Atlantic City Mezz 9 LLC	100.00%
Harrah’s Atlantic City Mezz 9 LLC	Caesars Entertainment Resort Properties LLC	100.00%
Harrah’s Atlantic City Operating Company LLC	Caesars Entertainment Resort Properties LLC	100.00%
Harrah’s Atlantic City Propco LLC	Harrah’s Atlantic City Mezz 1 LLC	100.00%
Harrah’s Arizona Corporation	Caesars Entertainment Operating Company, Inc.	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Harrah’s BC, Inc.	Caesars Entertainment Corporation	100.00%
Harrah’s Bossier City Investment Company, L.L.C.	Harrah’s Shreveport/Bossier City Investment Company, LLC	100.00%
Harrah’s Bossier City Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Chester Downs Investment Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Chester Downs Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Entertainment Limited	Harrah’s International Holding Company, Inc.	100.00%
Harrah’s Illinois Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Interactive Investment Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s International C.V.	HEI Holding Company Two, Inc.	99.00%
	HEI Holding Company One Inc.	1.00%
Harrah’s International Holding Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Iowa Arena Management, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Las Vegas	Caesars Entertainment Resort Properties LLC	100.00%
Harrah’s Laughlin LLC	Caesars Entertainment Resort Properties LLC	100.00%
Harrah’s Management Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Maryland Heights Operating Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s MH Project, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s NC Casino Company, LLC	Caesars Entertainment Operating Company, Inc.	99.00%
	Harrah’s Management Company	1.00%
Harrah’s New Orleans Management Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s North Kansas City LLC (f/k/a Harrah’s North Kansas City Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Operating Company Memphis, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Pittsburgh Management Company	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Reno Holding Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport Investment Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Shreveport/Bossier City Investment Company, LLC	Harrah’s Shreveport Investment Company, LLC	84.30%
	Harrah’s Shreveport/Bossier City Holding Company, LLC	9.80%
	Harrah’s Shreveport Management Company, LLC	0.90%
	Harrah’s New Orleans Management Company	5.00%
Harrah’s Southwest Michigan Casino Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s Travel, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harrah’s West Warwick Gaming Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys BR Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys C.C. Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Harveys Iowa Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Harveys Tahoe Management Company, Inc.	HTM Holding, Inc.	100.00%
H-BAY, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
HBR Realty Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
HCAL, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
HCR Services Company, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
HEI Holding C.V.	Harrah’s International C.V.	99.00%
	HEI Holding Company One Inc.	1.00%
HEI Holding Company One, Inc.	B I Gaming Corporation	100.00%
HEI Holding Company Two, Inc.	B I Gaming Corporation	100.00%
HET International 1 B.V.	HEI Holding C.V.	100.00%
HET International 2 B.V.	HET International 1 B.V.	100.00%
HHLV Management Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
HIE Holdings Topco, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
HIE Holdings, Inc.	Caesars Entertainment Corporation	37.50%
	HIE Holdings, Topco Inc.	62.50%
HLV CERP Manager LLC	Caesars Entertainment Corporation	100.00%
Hole in the Wall LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Homerun Russia, LLC	Caesars Interactive Entertainment LLC	100.00%
Horseshoe Cincinnati Management, LLC	Caesars Ohio Acquisition, LLC	100.00%
Horseshoe Cleveland Management, LLC	Caesars Ohio Acquisition, LLC	100.00%
Horseshoe Entertainment	New Gaming Capital Partnership	91.92%
	Horseshoe Gaming Holding, LLC	8.08%
Horseshoe Gaming Holding, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Horseshoe GP, LLC	Horseshoe Gaming Holding, LLC	100.00%
Horseshoe Hammond, LLC	Horseshoe Gaming Holding, LLC	100.00%
Horseshoe Ohio Development, LLC	Caesars Ohio Acquisition, LLC	100.00%
Horseshoe Shreveport, L.L.C.	Horseshoe Gaming Holding, LLC	100.00%
HTM Holding, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Inter Casino Management (Egypt) Limited	London Clubs (Overseas) Limited	100.00%
Jazz Casino Company LLC	JCC Holding Company II, LLC	100.00%
JCC Fulton Development, LLC	JCC Holding Company II, LLC	100.00%
JCC Holding Company II Newco, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
JCC Holding Company II, LLC	Caesars Growth Harrah’s New Orleans, LLC	100.00%
JGB Vegas Retail Lessee LLC	GB Investor LLC	16.25%
Koval Holdings Company, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Koval Investment Company, LLC	Koval Holdings Company, LLC	100.00%
LAD Hotel Partners, LLC	Harrah’s Bossier City Investment Company, L.L.C.	49.00%
	LAD Wolff Equity Partners, LLC	51.00%
Las Vegas Golf Management, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Las Vegas Resort Development, Inc.	Winnick Parent, LLC	100.00%
Laundry Newco LLC	Caesars Growth Laundry LLC	100.00%
Laundry Parent, LLC	Parball LLC	100.00%
Laughlin CERP Manager LLC	Caesars Entertainment Corporation	100.00%
LCI (Overseas) Investments Pty Ltd.	London Clubs Holdings Limited	100.00%
LCI plc	London Clubs Holdings Limited	100.00%
London Clubs International Ltd. (fka London Clubs (Europe) Limited)	London Clubs (Overseas) Limited	100.00%
London Clubs (Overseas) Limited	London Clubs Holdings Limited	100.00%
London Clubs Brighton Limited	London Clubs Management Limited	100.00%
London Clubs Glasgow Limited	London Clubs Management Limited	100.00%
London Clubs Holdings Limited	Caesars Entertainment UK Limited	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
London Clubs Leeds Limited	London Clubs Management Limited	100.00%
London Clubs Limited	LCI plc	100.00%
London Clubs LSQ Limited	London Clubs Management Limited	100.00%
London Clubs Management Limited	London Clubs Holdings Limited	100.00%
London Clubs Manchester Limited	London Clubs Management Limited	100.00%
London Clubs Nottingham Limited	London Clubs Management Limited	100.00%
London Clubs Poker Room Limited	London Clubs Management Limited	100.00%
London Clubs South Africa Limited	Caesars Entertainment Corporation	100.00%
London Clubs Southend Limited	London Clubs Management Limited	100.00%
London Clubs Trustee Limited	London Clubs Holdings Limited	100.00%
LVH Corporation	Parball LLC	100.00%
LVH Newco LLC	Caesars Growth Bally’s LV LLC	100.00%
LVH Parent, LLC	LVH Corporation	100.00%
Martial Development Corp.	Caesars New Jersey, Inc.	100.00%
Nevada Marketing, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
New Gaming Capital Partnership	Horseshoe Gaming Holding, LLC	99.00%
	Horseshoe GP, LLC	1.00%
Ocean Showboat, Inc.	Showboat Holding, LLC	100.00%
Octavius/Linq Intermediate Holding LLC	Rio Properties LLC	100.00%
Octavius Linq Holding Co., LLC	Caesars Palace Realty Corporation	100.00%
Parball LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Parball Newco LLC	Caesars Growth Bally’s LV LLC	100.00%
Parball Parent, LLC	Parball LLC	100.00%
Paris CERP Manager LLC	Caesars Entertainment Corporation	100.00%
Paris Las Vegas Operating Company LLC	Caesars Entertainment Resort Properties LLC	100.00%
Park Place Finance, ULC	Caesars Entertainment Finance Corp.	100.00%
PH Employees Parent LLC	PHW Manager LLC	100.00%
PHW Investments, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
PHW Las Vegas, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
PHW Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
PHWLV, LLC	Caesars Growth PH, LLC	100.00%
Playboy Club (London) Limited	London Clubs Management Limited	100.00%
Players Bluegrass Downs, Inc.	Players Holding, LLC	100.00%
Players Development, Inc.	Players International, LLC	100.00%
Players Holding, LLC	Players International, LLC	100.00%
Players International, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Players LC, LLC	Players Holding, LLC	100.00%
Players Maryland Heights Nevada, LLC	Players Holding, LLC	100.00%
Players Resources, Inc.	Players International, LLC	100.00%
Players Riverboat II, LLC	Players Riverboat Management, LLC	1.00%
	Players Riverboat, LLC	99.00%
Players Riverboat Management, LLC	Players Holding, LLC	100.00%
Players Riverboat, LLC	Players Holding, LLC	100.00%
Players Services, Inc.	Players International, LLC	100.00%
R Casino Limited	London Clubs Limited	100.00%
R Club (London) Limited	London Clubs Management Limited	100.00%
Reno Crossroads LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Reno Projects, Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Rio CERP Manager LLC	Caesars Entertainment Corporation	100.00%
Rio Development Company Inc.	Caesars Entertainment Operating Company, Inc.	100.00%
Rio Properties LLC	Caesars Entertainment Resort Properties LLC	100.00%
Rio Property Holding LLC	Caesars Entertainment Corporation	100.00%

Name of Entity	Record Owner	Percent of Equity Securities Held
Robinson Property Group Corp.	Horseshoe Gaming Holding, LLC	99.00%
	Horseshoe GP, LLC	1.00%
Roman Entertainment Corporation of Indiana	Caesars World, LLC	100.00%
Roman Holding Corporation of Indiana	Caesars World, LLC	100.00%
Romulus Risk & Insurance Co. Inc.	Caesars Entertainment Corporation	100.00%
Showboat Atlantic City Mezz 1, LLC	Showboat Atlantic City Mezz 2, LLC	100.00%
Showboat Atlantic City Mezz 2, LLC	Showboat Atlantic City Mezz 3, LLC	100.00%
Showboat Atlantic City Mezz 3, LLC	Showboat Atlantic City Mezz 4, LLC	100.00%
Showboat Atlantic City Mezz 4, LLC	Showboat Atlantic City Mezz 5, LLC	100.00%
Showboat Atlantic City Mezz 5, LLC	Showboat Atlantic City Mezz 6, LLC	100.00%
Showboat Atlantic City Mezz 6, LLC	Showboat Atlantic City Mezz 7, LLC	100.00%
Showboat Atlantic City Mezz 7, LLC	Showboat Atlantic City Mezz 8, LLC	100.00%
Showboat Atlantic City Mezz 8, LLC	Showboat Atlantic City Mezz 9, LLC	100.00%
Showboat Atlantic City Mezz 9, LLC	Ocean Showboat, Inc.	100.00%
Showboat Atlantic City Operating Company, LLC	Ocean Showboat, Inc.	100.00%
Showboat Atlantic City Propco, LLC	Showboat Atlantic City Mezz 1, LLC	100.00%
Showboat Holding, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Showboat Nova Scotia ULC	Showboat Holding, LLC	100.00%
Southern Illinois Riverboat/Casino Cruises, Inc.	Players Holding, LLC	100.00%
Sterling Suffolk Racecourse, LLC	Caesars Massachusetts Investment Company, LLC	4.20%
Tahoe Garage Propco, LLC	Harveys Tahoe Management Company, Inc.	100.00%
The Quad Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
The Sportsman Club Limited	London Clubs Management Limited	100.00%
Thistledown Management, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
TRB Flamingo, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Trigger Real Estate Corporation	Caesars Entertainment Operating Company, Inc.	100.00%
TSP Owner, LLC	PHWLV, LLC	100.00%
Tunica Roadhouse Corporation (f/k/a Sheraton Tunica Corporation)	Caesars Entertainment Operating Company, Inc.	100.00%
Twain Avenue Inc.	Cinderlane Inc.	100.00%
Village Walk Construction, LLC	Grand Casinos of Biloxi, LLC	100.00%
Windsor Casino Limited	Caesars Entertainment Windsor Limited	100.00%
Winnick Holdings, LLC	Winnick Parent, LLC	100.00%
Winnick Parent, LLC	Caesars Entertainment Operating Company, Inc.	100.00%
Woodbury Casino LLC	Caesars Growth Partners, LLC	100.00%
Woodbury Manager, LLC	Caesars Entertainment Operating Company, Inc.	100.00%